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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-46793, 33-77100, 33-82456, 333-07525 and 333-13335.



                                             /s/ ARTHUR ANDERSEN LLP


Tampa, Florida,
   June 14, 1999